INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

(in thousands of $)	2017	2016
Cost	114,616	114,616
Accumulated amortization	(41,410)	(28,483)
Net book value	73,206	86,133

The intangible assets pertain to customer related and contract based assets representing primarily the long-term time charter party agreements acquired in connection with the acquisition of the Golar Igloo in March 2014 and Golar Eskimo in January 2015 (see note 10). The intangible asset acquired in connection with the acquisition of the Golar Igloo is amortized over the term of the contract with KNPC of five years, which assumes that the charterer will not renew the contract. The intangible asset acquired in connection with the acquisition of the Golar Eskimo is amortized over the term of the contract initially entered into with Jordan of ten years. Both intangible assets have been assigned a zero residual value. As of December 31, 2017, there was no impairment of intangible assets.

Amortization expense for the years ended December 31, 2017, 2016 and 2015 was $12.9 million, $13.0 million and $12.5 million respectively.

The estimated future amortization of intangible assets as of December 31, 2017 is as follows:

Year Ending December 31, (in thousands of $)
2018	12,930
2019	9,862
2020	9,135
2021	9,110
2022	9,110
2023 and thereafter	23,059
Total	73,206